Exhibit 10.70
NOTICE, CONSENT, AMENDMENT AND WAIVER AGREEMENT
This NOTICE, CONSENT, AMENDMENT AND WAIVER AGREEMENT (this “Agreement”), dated as of August 23, 2016 (the “Effective Date”), is entered into by and between Visualant, Inc., a Nevada corporation (the “Company”), and Clayton Struve (“Investor”). The Company and Investor may collectively be referred to herein as the “Parties”, or individually as “Party”.
RECITALS
WHEREAS, the Parties have entered into that certain Preferred Stock and Warrant Purchase Agreement, dated as of August 4, 2016 (the “Purchase Agreement”), a copy of which is attached hereto as Exhibit A and incorporated by reference herein;
WHEREAS, the Parties have also entered into that certain Registration Rights Agreement, dated as of August 4, 2016 (the “Registration Agreement”) in connection with the Purchase Agreement, a copy of which is attached hereto as Exhibit B and incorporated by reference herein;
WHEREAS, capitalized terms not defined herein shall have the same meaning as set forth in the Registration Agreement;
WHEREAS, Investor has provided to the Company (i) $750,000 on August 4, 2016, and (ii) $500,000 on August 10, 2016, in connection with the Purchase Agreement;
WHEREAS, after receiving such monies from Investor, the Closing Date of the Purchase Agreement and Registration Agreement was deemed to be August 10, 2016;
WHEREAS, pursuant to the Registration Agreement, the Company is obligated to file an S-1 Registration Statement covering the resale or disposition of the Registrable Securities (the “S-1”) within 15 days from the Closing Date, which is August 25, 2016 (the “Filing Date”);
WHEREAS, in connection with the foregoing, the Company has requested from the Investor a limited waiver of its compliance with the Filing Date.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows:
AGREEMENT
1. Notice, Consent, and Limited Waiver. Solely in connection with the Registration Agreement, the Investor hereby waives the Company’s obligation to file the S-1 by the Filing Date. Furthermore, by receipt of this Agreement, Investor acknowledges that it has been provided with Notice pursuant to Section 7(b) of the Registration Agreement, which is in accordance and satisfaction with Section 9.4 of the Purchase Agreement.

2. Amendment to Filing Date. The first sentence of Section 2(a)(i) Initial Registration Statement of the Registration Agreement is hereby amended and restated as follows: “Promptly following the closing of the purchase and sale of the securities contemplated by the Purchase Agreement (the “Closing Date”) but no later than thirty (30) days after the Closing Date (the “Filing Deadline”), the Company shall prepare and file with the SEC one Registration Statement on Form S-1, covering the resale or other disposition of the Registrable Securities.”

3. Limited Effect. Except as expressly amended and modified by this Agreement, the Registration Agreement shall continue in full force and effect in accordance with its terms. Reference to this Agreement need not be made in the Registration Agreement or any other instrument or document executed in connection therewith or herewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Registration Agreement, any reference in any of such items to the Registration Agreement being sufficient to refer to the Registration Agreement as amended hereby.

4. Counterparts. This Agreement may be executed in one or more counterparts (including by means of facsimile or portable document format (PDF)), each of which shall be deemed an original but all of which together will constitute one and the same instrument.

5. Headings. The section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement or the Registration Agreement.

6. Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and the Investor.

[SIGNATURE PAGE TO FOLLOW]

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be duly executed by their respective authorized signatories as of the Effective Date.
COMPANY	INVESTOR
VISUALANT, INCORPORATED	CLAYTON STRUVE
/s/ Ronald P. Erickson	/s/ Clayton Struve
By: Ronald P. Erickson	By: Clayton Struve
Its: President and Chief Executive Officer

EXHIBIT A
COPY OF PURCHASE AGREEMENT

EXHIBIT B
COPY OF REGISTRATION AGREEMENT